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                   FIRST METLIFE INVESTORS INSURANCE COMPANY
             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

        SUPPLEMENT DATED MAY 1, 2009 TO PROSPECTUSES DATED MAY 1, 2009

For contracts issued on or after December 17, 2007, this supplement describes the annuity date provision under the contract offered by the selling firm to which your account representative is associated. This supplement applies to the Class XC, C, L and VA variable annuity contracts issued by First MetLife Investors Insurance Company ("we," "us," or "our"). This supplement provides information in addition to that contained in the prospectus dated May 1, 2009 for the contract. It should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 343-8496 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

1. ANNUITY DATE

In the "ANNUITY PAYMENTS (THE INCOME PHASE)--Annuity Date" section of the prospectus, replace the second and third paragraphs with the following:

   When you purchase the contract, the annuity date will be the later of the first day of the calendar month after the annuitant's 90th birthday or ten
   (10) years from the date your contract was issued. You can change the annuity date at any time before the annuity date with 30 days prior notice to us. However, if you have bought your contract through the selling firm to which your account representative is associated, you cannot change your annuity date to a date beyond age 95 of the annuitant unless your contract is held through a custodial account, such as an IRA held in a custodial account (see "Other Information--Annuitant" for the definition of annuitant and permitted changes of the annuitant).

   PLEASE BE AWARE THAT ONCE YOUR CONTRACT IS ANNUITIZED, YOU ARE INELIGIBLE TO RECEIVE THE DEATH BENEFIT YOU HAVE SELECTED. ADDITIONALLY, IF YOU HAVE ELECTED A LIVING BENEFIT RIDER SUCH AS A GUARANTEED WITHDRAWAL BENEFIT, A GUARANTEED MINIMUM INCOME BENEFIT, OR THE GUARANTEED MINIMUM ACCUMULATION BENEFIT, AND THE RIDER CONTINUES IN EFFECT AT THE TIME OF ANNUITIZATION, ANNUITIZING YOUR CONTRACT TERMINATES THE RIDER, INCLUDING ANY DEATH BENEFIT PROVIDED BY THE RIDER AND ANY GUARANTEED PRINCIPAL ADJUSTMENT (FOR THE LIFETIME WITHDRAWAL GUARANTEE OR GUARANTEED MINIMUM INCOME BENEFIT PLUS RIDERS) OR GUARANTEED ACCUMULATION PAYMENT (FOR THE GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER) THAT MAY ALSO BE PROVIDED BY THE RIDER. For a Guaranteed Withdrawal Benefit rider where annuitization must occur no later than age 95 of the annuitant, there are several annuity income options to choose from during the annuity phase that you should be aware of. (See "Annuitization" below in this prospectus supplement).

2. LIFETIME WITHDRAWAL GUARANTEE--REMAINING GUARANTEED WITHDRAWAL AMOUNT

In the "Description of the Lifetime Withdrawal Guarantee II" section of the "LIVING BENEFITS" section of the prospectus, replace the last bullet item under the heading "It is important to note" with the following:

    . At any time during the accumulation phase, you can elect to annuitize under current annuity rates in lieu of continuing the LWG I or LWG II rider. Your contract must be annuitized when the annuitant attains age 95 unless your contract is held through a custodial account. Annuitization may provide higher income amounts if the current annuity option rates applied to the Adjusted Contract Value on the Annuity Date exceed the payments under the LWG I or LWG II rider. Also, the tax treatment under annuitization may be different from the tax treatment of the payments received under the LWG I or LWG II rider. (See "Annuitization" below in this prospectus supplement and "Federal Income Tax Status--Withdrawals" in the prospectus.)

                                                                SUPP-MLFAN509NY

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3. ANNUITIZATION

Add the following at the end of the "Guaranteed Withdrawal Benefit" section of the "LIVING BENEFITS" section of the prospectus, just before the "Guaranteed Minimum Accumulation Benefit" section:

   GUARANTEED WITHDRAWAL BENEFIT AND ANNUITIZATION. AT ANY TIME DURING THE ACCUMULATION PHASE, YOU CAN ELECT TO ANNUITIZE UNDER CURRENT ANNUITY RATES IN LIEU OF CONTINUING ANY GUARANTEED WITHDRAWAL BENEFIT RIDER. FOR CONTRACTS ISSUED ON OR AFTER DECEMBER 17, 2007, WHEN THE ANNUITANT ATTAINS AGE 95, YOUR CONTRACT MUST BE ANNUITIZED UNLESS YOUR CONTRACT IS HELD THROUGH A CUSTODIAL ACCOUNT. (See "Annuity Date" above in this prospectus supplement.)

   AT THE REQUIRED ANNUITIZATION DATE YOU MUST SELECT ONE OF THE FOLLOWING ANNUITY INCOME OPTIONS:

    1) Annuitize the account value under the contract's annuity provisions.

    2) Elect to receive the Annual Benefit Payment paid each year until the Remaining Guaranteed Withdrawal Amount under the LWG II or the Benefit Base under the Enhanced GWB is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Remaining Guaranteed Withdrawal Amount or Benefit Base to zero.

    3) Under the LWG I, or under the LWG II if eligible for lifetime withdrawals, elect to receive the Annual Benefit Payment paid each year until your death (or the later of your and your spousal beneficiary's death for the Joint Life version of the LWG I or LWG II). If you (or you and your spousal beneficiary for the Joint Life version) die before the Remaining Guaranteed Withdrawal Amount is depleted, your beneficiaries will continue to receive payments equal to the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Remaining Guaranteed Withdrawal Amount to zero.

Since the annuity date at the time you purchase the contract is the later of age 90 of the annuitant or 10 years from contract issue date, you will need to make an election if you would like to extend your annuity date to age 95 of the annuitant, or later if your contract is held through a custodial account. At the time of annuitization, you will need to select an annuity income option from one of the above referenced payout options (or any other annuity income option available under your contract) (see "ANNUITY PAYMENTS (THE INCOME PHASE)--Annuity Options" in the prospectus). The default annuity income option is a life annuity with 10 years of annuity payments guaranteed. We will increase your payments so your aggregate payments will not be less than what you would have received under a GWB rider, including the LWG I or LWG II.


       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

Distributor: MetLife Investors Distribution Company      Telephone: 800-343-8496
5 Park Plaza, Suite 1900 Irvine, CA 92614

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